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                                                                    Exhibit 10.7

                    ADDENDUM TO PROMOTIONAL PROGRAM AGREEMENT

      This Addendum to the Marketing Services Agreement dated September 30, 1998 (the "Agreement"), between Juno Online Services, Inc., a Delaware corporation, as successor in interest to Juno Online Services, L.P. ("Juno") and Hartford Fire Insurance Company, a Connecticut corporation, and its affiliated property/casualty insurance companies (collectively, "The Hartford"), is entered into this 29th day of August, 2000.

      The parties hereby agree that the Agreement shall be supplemented by this Addendum as follows, provided that all provisions of the Agreement shall remain in effect except as expressly set forth herein.

      1. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

      2. Pursuant to Section 4.2 of the Agreement, the Parties desire to include in the Relationship the marketing of the [****] (the "Program") from the Hartford, in an initial test in California, the size and specifications of which shall be mutually agreed upon.

            a. The One-Time Acquisition Fee for New Policyholders obtained through the Program shall be $[****].

            b. There shall be no Ongoing Royalty Fees in connection with the Program.

      3. The Parties shall discuss in good faith the possibility of promoting the Program through the Juno WebMail service.

      IN WITNESS WHEREOF, the parties have caused this Addendum to be executed below by their duly authorized signatories.


THE HARTFORD FIRE INSURANCE               JUNO ONLINE SERVICES, INC.
COMPANY, on behalf of itself
and its affiliated property/
casualty insurance companies

By:   /s/ Richard Cason                   By:  /s/ Leelila Strogov
   -------------------------------------     -----------------------------------

Name:     Richard Cason                   Name:    Leelila Strogov
     -----------------------------------       ---------------------------------

Title:    Director, Internet Marketing    Title:   SVP, Business Development
      ----------------------------------        --------------------------------


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[****] Confidential treatment has been requested for this portion pursuant to
Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. The omitted portion has been filed separately with the Securities Exchange Commission.